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                                                                  Exhibit 10.6

               AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT


    AMENDMENT NO. 2 (this "Amendment"), dated as of April 1, 1997, TO RECEIVABLES PURCHASE AGREEMENT dated as of April 1, 1996, as amended by Amendment No. 1 thereto dated as of September 25, 1996, between CSI FUNDING INC., a Delaware corporation (hereinafter, together with its successors and assigns, called the "Purchaser") and COMPUCOM SYSTEMS, INC., a Delaware corporation (hereinafter, together with its successors and assigns, called the "Seller").


                             W I T N E S S E T H :
                             - - - - - - - - - - -


    WHEREAS, the Purchaser and the Seller have entered into a Receivables Purchase Agreement, dated as of April 1, 1996 (such agreement, as amended to the date hereof, the "Agreement");

    WHEREAS, the parties hereto have entered into a certain letter agreement, dated March 25, 1997, a copy of which is attached hereto as Exhibit A, the terms of which the parties hereto desire to incorporate into this Amendment; and

    WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1. Defined Terms. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.

    SECTION 2. Amendments to Agreement. The Agreement is hereby amended, effective on the Effective Date, by inserting the following defined term in
Section 1.1 of the Agreement in alphabetical order:



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         "Inventory Financing Agreements" shall mean those agreements specifically referenced in Section 5.1(j).

    SECTION 3. Effectiveness. This Amendment shall become effective on April 1, 1997 (the "Effective Date").

    SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

    SECTION 5. Consents; Binding Effect. The execution and delivery by the Seller and the Purchaser of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

    SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

    SECTION 7.  Severability of Provisions.      Any provision of this
Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

    SECTION 8. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

    SECTION 9. Agreement to Remain in Full Force and Effect. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this

                                      2


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Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to
Receivables Purchase Agreement to be executed as of the date and year first above written.


                                   CSI FUNDING INC., as Purchaser


                                   By  /s/ Patrick D. Lane
                                       ----------------------------
                                     Name: Patrick D. Lane
                                     Title: Vice President


                                   COMPUCOM SYSTEMS, INC.,
                                     as Seller


                                   By  /s/ Daniel Celoni
                                       ---------------------------
                                      Name: Daniel Celoni
                                      Title: Treasurer


Acknowledged and agreed as of
  the date first above written:

ENTERPRISE FUNDING CORPORATION


By: /s/ Stewart L. Cutler
    -----------------------------
  Name: Stewart L. Cutler
  Title: Vice President

NATIONSBANK, N.A.


By: /s/ Stan Meihaus
    -----------------------------
   Name: Stan Meihaus
   Title: Vice President